Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies
Commitments and Contingencies
8.	Commitments and Contingencies

The Company is subject to claims and lawsuits in the ordinary course of business, including arbitration, class actions and other litigation, some of which include claims for substantial or unspecified damages. The Company is also the subject of inquiries, investigations, and proceedings by regulatory and other governmental agencies. The Company reviews its lawsuits, regulatory inquiries and other legal proceedings on an ongoing basis and provide disclosures and record loss contingencies in accordance with the loss contingencies accounting guidance. The Company establishes an accrual for losses at management’s best estimate when the Company assesses that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. If no amount within the range is considered a better estimate than any other amount, an accrual for losses is recorded based on the bottom amount of the range. Accrual for loss contingencies are recorded in accounts payable and accrued expenses and other current liabilities on the consolidated balance sheets and expensed in general and administrative expenses in our consolidated statements of operations and comprehensive loss. The Company monitors these matters for developments that would affect the likelihood of a loss and the accrued amount, if any, and adjusts the amount as appropriate.

Legal Proceeding

On January 7, 2022, the Shareholder Representative of SharesPost (the “Plaintiff”) filed a lawsuit against the Company in the Court of Chancery of the State of Delaware. The complaint alleged that the Company breached the SharesPost Merger Agreement (the “Agreement”) by failure to issue and deliver the warrants in a form claimed by the Plaintiff, but which was not reflected in the Agreement. The complaint seeks, among other things, a declaratory judgement establishing alleged breaches, a compulsion of issuance and delivery of warrants in the form, and an indemnification of losses as a result of the alleged breaches. On February 24, 2022, the Company filed their response to the complaint. The Company believes this complaint is without merit and intends to defend it vigorously. The Company is unable to predict the outcome, nor the amount of time and expense that will be required to resolve the complaint. No provision for a loss contingency has been recorded as the amount of losses, if any, is not estimable as of December 31, 2021.

401(k) Plan

The Company has established a tax-qualified retirement plan under Section 401(k) of the Internal Revenue Code for all of its U.S. employees, including executive officers, who satisfy certain eligibility requirements, including requirements relating to age and length of service. The Company matches 2% of every dollar contributed to the plan by employees, including executive officers, up to a maximum of $5.8. During the years ended December 31, 2021 and 2020, the Company contributed $456 and $67, respectively, to the defined contribution plan, respectively.

Non-Cancelable Purchase Obligations

In the normal course of business, the Company enters into non-cancelable purchase commitments with various parties mainly for liability insurance and software products and services. As of December 31, 2021, the Company had outstanding non-cancelable purchase obligations with a term of 12 months or longer as follows:

Amount
2022	$1,451
2023	1,202
2024	1,414
2025	1,676
2026	1,976
Total	$7,719